EXHIBIT (23)

                          Independent Auditor's Consent

      We consent to the incorporation by reference in Registration Statement No. 333-103779 on Form S-8 of our report dated January 11, 2003, appearing in this Annual Report on Form 10-KSB of First Commerce Corporation for the year ended December 31, 2002.


                                        /s/ McGladrey & Pullen, LLP
                                        ----------------------------------------


Charlotte, North Carolina
March 25, 2003